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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) September 7, 2000

                          GRAND CENTRAL FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                         0-25945                 34-1877137
      --------                        ---------                ----------
(State or other Jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)

              601 Main Street, P.O. Box 345, Wellsville, Ohio 43968
              -----------------------------------------------------
                    (Address of principal executive offices)

                                 (330) 532-1517
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.
         -------------

      On September 7, 2000, Grand Central Financial Corp. (the "Company") issued a press release which reported the completion of its five percent stock repurchase program.

      A press release announcing the Company's completion of its five percent stock repurchase program is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99    Press Release dated September 7, 2000











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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 8, 2000              By: /s/ William R. Williams
                                           -------------------------------------
                                           William R. Williams
                                           President and Chief Executive Officer









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